UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): January 12, 2010

STANDARD GOLD, INC.

(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-14319	84-0991764
(Commission File Number)	(IRS Employer Identification No.)

80 South Eighth Street, Suite 900
Minneapolis, MN  55402

(Address of principal executive offices) (Zip Code)

(612) 349-5277

(Registrant’s telephone number, including area code)

PRINCETON ACQUISITIONS, INC.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective January 12, 2010, the board of directors (the “Board”) of Standard Gold, Inc. (the “Registrant”) approved certain amendments to the Registrant’s bylaws as set forth in Amended and Restated Bylaws (the “Amended Bylaws”).

The Registrant has amended the bylaws the shareholders of the Registrant to take action in writing, in lieu of a meeting, by the consent of shareholders holding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all of the shares entitled to vote were present and voted.  Previously, the bylaws required the unanimous consent of all shareholders entitled to vote on a matter to approve an action in writing.  The amendment reconciles the Amended Bylaws with a similar amendment to the Registrant’s articles of incorporation to effect the ability to take such informal shareholder action, as approved by the shareholders at the Registrant’s Special Meeting on December 7, 2009.

Additionally, the Registrant modified the provisions relating to the voting of shares of the Registrant to clarify the process of voting for the election of directors.  The amendment does not substantively modify the election of directors process, but rather modifies the language to clarify that cumulative voting is not permitted and that each shareholder is entitled to vote all of the shareholder’s voting shares for as many persons as there are directors to be elected and for whose election the shareholder has the right to vote.

Additional amendments set forth in the Amended Bylaws consist of (i) a modification of the notice requirements for calling a special meeting of the Board to reduce the requirement from two days prior notice to members of the Board to twenty-four hours prior notice and to clarify that notice by email is permitted, and (ii) the removal of extraneous language in the provision relating to the holding of an annual meeting indicating that annual meetings would commence in 2010 to reconcile the provision to the statutory provisions relating to the holding of annual meetings as set forth in the Colorado Business Corporation Act.

The above summary of the amendments to the bylaws is qualified by reference to the actual text of the Amended and Restated Bylaws, which are filed herewith as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events.

Effective January 12, 2010, the Registrant’s ticker symbol on the Over-the-Counter Bulletin Board has formally changed from “PRAQ” to “SDGR.”  The change to the Registrant’s ticker symbol is a result of the Registrant’s name change to “Standard Gold, Inc.” effected on December 7, 2009.

Item 9.01.   Financial Statements and Exhibits.

(a)           Not applicable.

(b)           Not applicable.

(c)           Exhibits.

 3.1           Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD GOLD, INC.

Date: January 13, 2010	By:	/s/ Mark D. Dacko
Mark D. Dacko
Chief Financial Officer